EXHIBIT 10.2
Print Name of Subscriber
Amount of Investment
SUBSCRIPTION AGREEMENT AND INVESTOR INFORMATION STATEMENT
Ladenburg Thalmann Financial Services Inc. (the “Company”) and the Investor hereby agree as follows:
     1. Subscription for Securities. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase the number of shares of Common Stock (“Share(s)”) set forth on the signature page hereto at $0.45 per share and upon the other terms and conditions described in this Agreement. The Shares are being offered in a private placement in accordance with the terms set forth in the Confidential Term Sheet dated June 10, 2005 (“Term Sheet”). Capitalized terms not defined herein will have the same meaning as set forth in the Term Sheet.
     2. Offering Period. The Company is offering the Shares until the earlier of (i) the date by which the maximum amount of Shares being offered have been sold, or (ii) August 31, 2005, unless such latter date is extended, without notice to the Investor, by the Company to a date not later than September 15, 2005 (such date is referred to as the “Commitment Date”).
     3. Investor Delivery of Subscription Agreement. I hereby tender to the Company (i) two manually executed copies of this Subscription Agreement, including an executed copy of the NASD Shareholder Confirmation form and an executed copy of the Shareholder Questionnaire form. My delivery of such documents represents my binding commitment to pay for the Shares subscribed for on the Closing (defined below in Section 5).
     4. Acceptance or Rejection of Subscription. The Company has the right to reject this subscription for the Shares, in whole or in part for any reason and at any time prior to the Commitment Date, notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event my subscription is rejected, my payment will be returned promptly to me without interest or deduction and this Subscription Agreement will have no force or effect. The Shares subscribed for herein will not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to my subscription has occurred.
     5. Closing, Payment and Delivery of Securities. The offering is being made on a “best efforts, no minimum, $10 million maximum” basis. Accordingly, there is no minimum amount of Shares that must be subscribed for in order for the Company to hold a closing (“Closing”) with respect to those Shares that are subscribed and paid for. The Company anticipates that it will hold an initial closing with respect to Shares subscribed for by persons other than affiliates or associates of the Company. Thereafter, the Company anticipates it will hold a Closing with respect to the Shares subscribed for by affiliates or associates of the Company subsequent to the Company’s 2005 Annual Meeting of Shareholders (“2005 Annual Meeting”) and prior to one month after the 2005 Annual Meeting (such date is referred to as the “Termination Date”) provided the following closing conditions have been met:
          (i) The Company has obtained the approval of the terms of this offering at the 2005 Annual Meeting; and
          (ii) The Company shall have caused the Shares to be approved for listing on the American Stock Exchange or any national securities exchange on which the Shares are then listed.

In the event my subscription is accepted and there is a Closing, I agree to pay the full purchase price of the Shares I am purchasing by check or wire transfer at the Closing. The Company agrees to notify me at least five business days prior to the date on which the Closing is scheduled and provide me with instructions on paying for the Shares subscribed for prior to the Closing. If a Closing does not occur by the Termination Date, then this Subscription Agreement will be null and void.
     6. Offering to Accredited Investors. This offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Securities Act and applicable state securities laws. As indicated by the responses on the signature page hereof, the Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.
     7. Investor Representations and Warranties. I acknowledge, represent and warrant to the Company as follows:
          7.1 Obligations of the Company and the Investor. The Company has no obligation to me other than as set forth in this Agreement. I am aware that, except for any rescission rights that may be afforded to me under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Shares to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Shares becomes effective. If, prior to the Closing, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.
          7.2 Information About the Company.
               (1) I have read the Term Sheet relating to this offering and all exhibits listed therein and fully understand the Term Sheet, including the “Risk Factors” contained therein. I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of verifying the information included in the Term Sheet and exhibits thereto, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Shares and the business and operations of the Company and all such questions have been answered to my full satisfaction. I also have been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information and materials regarding the Company that I have reasonably requested. After my reading of the materials about the Company, I understand that there is no assurance as to the future performance of the Company.
               (2) I have received no representation or warranty from the Company or any of its respective officers, directors, employees or agents in respect of my investment in the Company. I am not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
          7.3 Speculative Investment. I am aware that the Shares are a speculative investment that involve a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of my investment. I acknowledge and am aware that there is no assurance as to the future performance of the Company and recognize that the Shares, as an investment, involve a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of my investment. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Shares is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. The investment in the Company does not constitute all or substantially all of my investment portfolio.
          7.4 Restrictions on Transfer. I understand that (i) the Shares have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. I understand and agree that the Shares cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. I acknowledge that, notwithstanding the Company’s commitment described below in Section 8, there can be no assurance that the Company will be able to keep the Registration Statement (defined below) effective until I sell the Shares registered thereon. Furthermore, since I am affiliated or associated with the Company, I may be subject to the Company’s policies in effect at the time I acquire the Shares and thereafter, including the Company’s Insider Trading Policy, with respect to the ownership and trading of the Company’s securities.
          7.5 No Market for Shares. I am purchasing the Shares for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the Shares. I understand that, although there is a public market for the Shares, there is no assurance that such market will continue.
          7.6 Entity Authority. If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement and Investor Information Statement on behalf of such entity has been duly authorized by such entity to do so.
          7.7 No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Shares prior to the determination by the Company of my suitability will not constitute an offer of the Shares until such determination of suitability is made.
     8. Registration Rights.
          a.   (i) The Company shall file a registration statement (the “Registration Statement”) on Form S-3 or other suitable form to register the Shares (collectively the “Registrable Securities”) for resale pursuant to the Securities Act no later than November 30, 2005. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable.
               (ii) In connection the foregoing, the Company will, as expeditiously as possible, use its commercially reasonable efforts to: (A) furnish to Investor copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and the Investor shall have the opportunity to object to any information pertaining solely to him that is contained therein and the Company will make the corrections reasonably requested by the Investor with respect to such information prior to filing any such Registration Statement or amendment; (B) prepare and file with the SEC such amendments and supplements to such Registration Statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such Registration Statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement; (C) promptly notify Investor: (1) when such Registration Statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; (2) of any written comments from the SEC with respect to the Registration Statement and of any written request by the SEC for amendments or supplements to such Registration Statement or prospectus; and (3) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the Registration Statement or of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement; (D) furnish Investor such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities, and such other documents as Investor may reasonably request to facilitate the disposition of his Registrable Securities; (E) notify Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Investor promptly prepare and furnish Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (F) make available for inspection by the Investor and any attorney, accountant or other agent retained by the Investor (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, and permit the Inspectors to participate in the preparation of such Registration Statement and any prospectus contained therein and any amendment or supplement thereto.
     b. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Investor shall pay any and all sales commissions and the expenses of any legal counsel selected by them to represent them in connection with the sale of the Registrable Securities. The Company shall use commercially reasonable efforts to cause any registration statement filed pursuant to this section to remain effective until all the Registrable Securities registered thereunder are sold or until the delivery to the Investor of an opinion of counsel to the Company to the effect set forth in Section 8(h).
     c. (i) The Company will indemnify the Investor and each underwriter, if any, and each person who controls any of them within the meaning of the Securities Act or the Exchange Act against all claims, losses, damages and liabilities (or actions or proceedings, commenced or threatened, in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration, qualification or compliance pursuant to this Section 8 or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse the Investor, each such underwriter and each person who controls any such underwriter within the meaning of the Securities

Act or the Exchange Act for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action or proceeding; provided that the Company will not be liable to Investor in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by or on behalf of the Investor specifically stating that it is intended for inclusion in any Registration Statement under which Registrable Securities are registered. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Investor or any underwriter or controlling person, and shall survive the transfer of such securities by Investor.
          (ii) Investor shall indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the Exchange Act and the rules and regulations thereunder, each other securityholder participating in such distribution and each of their officers and directors and each person controlling such other securityholder, against all claims, losses, damages and liabilities (or actions or proceedings, commenced or threatened, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other security holders, directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action or proceeding, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such document in reliance upon and in conformity with written information furnished to the Company by or on behalf of Investor specifically stating that it is intended for inclusion in such document; provided, however, that the obligations of Investor hereunder shall be limited to an amount equal to the proceeds received by Investor of securities sold as contemplated herein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person, and shall survive the transfer of such securities by Investor.
          (iii) Each party desiring indemnification or contribution under this Section 8(c) hereof (the “Securities Indemnified Party”) shall give notice to the party required to provide indemnification or contribution (the “Securities Indemnifying Party”) promptly after such Securities Indemnified Party has actual knowledge of any claim as to which indemnity or contribution may be sought, and shall permit the Securities Indemnifying Party to assume, at its sole cost and expense, the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Securities Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Securities Indemnified Party (whose approval shall not be unreasonably withheld). The Securities Indemnified Party may participate in such defense at the Securities Indemnified Party’s expense unless (A) the employment of counsel by the Securities Indemnified Party has been authorized in writing by the Securities Indemnifying Party, (B) the Securities Indemnified Party has been advised by such counsel employed by it that there are legal defenses available to it involving potential conflict with those of the Securities Indemnifying Party (in which case the Securities Indemnifying Party will not have the right to direct the defense of such action on behalf of the Securities Indemnified Party), or (C) the Securities Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel for the Securities Indemnified Party shall be at the expense of the Securities Indemnifying Party. The failure of any Securities Indemnified Party to give notice as provided herein shall not relieve the Securities Indemnifying Party of its obligations under this Section 8. No Securities Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Securities Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Securities Indemnified Party of a release from all liability in respect to such claim or litigation. No Securities Indemnified Party shall settle any claim or demand without the prior written consent of the Securities Indemnifying Party (which consent will not be unreasonably withheld). Each Securities Indemnified Party shall furnish such information regarding itself or the claim in question as the Securities Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
          (iv) The provisions of this Section 8(c) shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.
     d. In order to provide for just and equitable contribution under the Securities Act in any case in which (A) any person entitled to indemnification under Section (c) makes a claim for indemnification pursuant hereto but such indemnification is not enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (B) contribution under the Securities Act, the Exchange Act or otherwise is required on the part of any such person in circumstances for which indemnification is provided under this section, then, and in each such case, the Company and the Investor shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement (including legal and other expenses reasonably incurred in connection with investigation or defense) incurred by the Company and the Investor, as incurred, in proportion to their relative fault and the relative knowledge and access to information of the Securities Indemnifying Party, on the one hand, and the Securities Indemnified Party, on the other hand, concerning the matters resulting in such losses, liabilities, claims, damages and expenses, the opportunity to correct and prevent any untrue statement or omission, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Securities Indemnifying Party, on the one hand, or the Securities Indemnified Party, on the other hand, and any other equitable considerations appropriate under the circumstances; provided that no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this section, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.
     e. The Investor shall furnish to the Company such information regarding himself and the distribution proposed by him as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 8.
     f. The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission, which are conditions to the availability of Rule 144 for the sale of the Shares. The Company shall cooperate with the Investor in supplying such information as may be necessary for such investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.
     g. The Company represents and warrants to the Investor that the granting of the registration rights to the Investor hereby does not and will not violate any agreement between the Company and any other security holders with respect to registration rights granted by the Company.
     h. The rights granted under this Section 8 shall terminate upon delivery to the Investor of an opinion of counsel to the Company reasonably satisfactory to the Investor to the effect that such rights are no longer necessary for the public sale of the Registrable Securities without restriction as to the number of securities that may be sold at any one time or the manner of sale.

     i. The rights granted under this Section 8 shall not be transferable.
     9. For Florida Residents. None of the Shares have been registered under the Securities Act of 1933, as amended, or the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the offering. The Shares cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act of 1933, as amended, or the Securities Act of Florida, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.
     10. Lock-up and Restrictions on Trading. The Investor agrees that he will not sell, assign or transfer any of the Shares until November 15, 2005. Additionally, this offering is a private offering and the offering itself is confidential in nature. Except as set forth in the Company’s filings with the SEC, the Company has not made a public announcement regarding this offering, including the specific terms or timing thereof. Accordingly, the Investor is in possession of non-public information. The Investor hereby acknowledges that he, she or it is prohibited from trading in the Company’s securities until the Company makes an announcement that the offering has taken place or terminate the offering prior to a Closing.
     11. Indemnification. I hereby agree to indemnify and hold harmless the Company, its respective officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein or (b) arise out of or are based upon any breach by me of any representation, warranty or agreement made by me contained herein.
     12. Governing Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.
     13. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.
     14. Benefit. Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.
     15. Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to:
Ladenburg Thalmann Financial Services Inc.
590 Madison Avenue, 34th Floor
New York, New York 10022
Attn: Mark D. Klein, Chief Executive Officer
Tel: (212) 409-2401
     16. Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.
     17. Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.
     18. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.
     19. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.
[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS — COMPLETE ALL INFORMATION

Name:	Name of Joint Investor (if any):

Residence Address:

Telephone: (H)	(W)	Fax

Occupation:	Employer:

Business Address:

Send communications to: ☐ Home ☐ Office ☐ E-Mail:

Age:

Social Security Number:

Check manner in which securities are to be held:

☐ Individual Ownership	☐ Tenants in Common	☐ Joint Tenants with
Right of Survivorship
(both parties must sign)

☐ Community Property		☐ Other (please indicate)

Amount of Investment:

Number of Shares:

Corresponding dollar amount ($0.45 multiplied by number of Shares): $
Accredited Investor Status For Individuals. (INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS, REVOCABLE TRUSTS, IRREVOCABLE TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO THE ENTITY SIGNATURE PAGE).
                    (a) I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

☐	My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

☐	If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

☐	My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.
(b)	The aggregate value of my assets is approximately $ .

(c)	My aggregate liabilities are approximately $ .

(d)	My current and expected income is:

YEAR	INCOME
2005 (Estimated)	$
2004 (Actual)	$
2003 (Actual)	$
     I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Shares.

ALL INVESTORS MUST SIGN AND PRINT NAME BELOW	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

Signature:	LADENBURG THALMANN FINANCIAL SERVICES INC.

Print Name:	By:

Date:	Name:

Signature:	Title:

Print Name:	Date:

Date:

SIGNATURE PAGE FOR ENTITY INVESTORS — COMPLETE ALL INFORMATION

Name of Entity:

Address of Principal Office:

Telephone:	Fax:

Taxpayer Identification Number:

Check type of Entity:

☐	Employee Benefit	☐	Limited	☐	General	☐	Individual
	Plan Trust		Partnership		Partnership		Retirement
Account

☐	Limited Liability	☐	Revocable	☐	Corporation	☐	Other
	Company		Trust				(please indicate)

☐	Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire must be completed by the person directing the decision for the trust to determine by accredited investor status. Please contact Graubard Miller for a copy of such supplemental questionnaire.)
Amount of Investment:

Number of Shares:

Corresponding dollar amount ($0.45 multiplied by number of Shares): $

Date of Formation or incorporation:	State of Formation:

Describe the business of the Entity:

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

Authority for this investment
Name	Position	(yes or no)

Accredited Investor Status for Entities.
(a) Check all boxes which apply (IRA Entities can skip this question and go to (b)):
The Entity was not formed for the specific purpose of investing in the Company
The Entity has total assets in excess of $5 million dollars
For Employee Benefit Plan Trusts Only: The decision to invest in the Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.
(b) If you did not check the first two of the three boxes in Question (a) or if the Entity is an Individual Retirement Account, a Self-directed Employee Benefit Plan Trust or an Irrevocable Trust, list the name of each person who:
          (i) owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or
          (ii) is a grantor for the revocable trust or Individual Retirement Account; or
          (iii) is the person making the investment decision for a self-directed Employee Benefit Plan Trust; or
          (iv)is the person making the investment decisions for an Irrevocable Trust.

EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO THE QUESTIONS FOLLOWING THE SIGNATURE BOX BELOW AND SIGN THE WRITTEN CONFIRMATION IMMEDIATELY FOLLOWING.

INVESTOR:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

Signature of Authorized Signatory	LADENBURG THALMANN FINANCIAL SERVICES INC.

By:
Name:	Name:

Title:	Title:
Date:	Date:

Accredited Investor Questions for Entity equity owners and investment decision makers
(a) I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

☐	My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

☐	If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

☐	My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.
(b) The aggregate value of my assets is approximately $                    .
(c) My aggregate liabilities are approximately $                    .
(d) My current and expected income is:

YEAR	INCOME
2005 (Estimated)	$
2004 (Actual)	$
2003 (Actual)	$
I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Shares.

Date:

Name: